Exhibit 10.44

THIRD AMENDMENT (2003-2) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2002 (the “Plan”), the Plan is hereby amended, effective as of the dates set forth below, as follows:

1.             Effective January 1, 2003, the last paragraph of Section 16.23(a) of the Plan is amended in its entirety as follows to clarify that (1) Amphenol PCD, Inc. and Amphenol Antel, Inc., subsidiaries of Amphenol Corporation, are not Participating Employers, (2) Amphenol Phoenix Interconnect, a division of Amphenol Corporation is not a participating division or location of Amphenol Corporation, and (3) Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing, divisions of Amphenol Interconnect Product Company (“AIPC”), are not participating divisions or locations of AIPC:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc. and Amphenol Antel, Inc. are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston) and Amphenol Phoenix Interconnect are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

2.             Effective January 1, 2003, the last paragraph of Section 16.23(b) is amended in its entirety as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc. and Amphenol Optimize Manufacturing Company are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston) and Amphenol Phoenix Interconnect are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

3.             Effective January 1, 2003, the last paragraph of Section (a) of the cover sheet to Exhibit A, Eligible Class, is amended in its entirety as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc. and Amphenol Antel, Inc. are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston) and Amphenol Phoenix Interconnect are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

4.             Effective January 1, 2003, the last paragraph of Section (a) of the cover sheet to Exhibit B, Eligible Class, is amended in its entirety as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Advanced Circuit Technology, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc. Amphenol Antel, Inc. and Amphenol Optimize Manufacturing Company are not Participating Employers, Amphenol Aerospace Operations, Amphenol AssembleTech (Houston) and Amphenol Phoenix Interconnect are not participating divisions or locations of Amphenol Corporation, and Amphenol AssembleTech (Florida) and Amphenol Precision Cable Manufacturing are not participating divisions or locations of Amphenol Interconnect Products Company.

5.             Effective January 1, 2004, Section 4.1(a)(10)(iii) of Exhibit B is amended by substituting the clause “on or after January 1, 2001 and prior to January 1, 2004” for the clause “on or after January 1, 2001” throughout the subsection.

6.             Effective January 1, 2004, Section 4.1(a)(10) of Exhibit B is amended by the addition of the following new subsection (iv) at the end thereof:

(iv)          RF Danbury Employees with Severance from Service on or after January 1, 2004.

Notwithstanding the preamble to this Section 4.1(a), for RF Danbury Employee whose Severance from Service is on or after January 1, 2004, the amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his or her Normal Retirement Day shall be equal to such Participant’s Accrued Benefit as of any such date equal to the sum of:

(A)          The number of Years of Accrual Service prior to January 1, 2001 multiplied by $14.00; and

(B)           The number of Years of Accrual Service on or after January 1, 2001 multiplied by $21.00.

7.             Effective January 1, 2003, Section 4.1(a)(11) of Exhibit B is amended in its entirety as follows:

(11)         Spectra Strip Division

Date of
Severance from Service	Benefit Amount

January 1, 1980	$13.00
November 1, 1987	$14.00
January 1, 2002	$17.00
January 1, 2003 or later	$19.00

*Only service after January 1, 1980 is considered, except for Employees at Garden Grove, California, for whom service after January 1, 1986 will not be considered.

8.             Effective January 1, 2004, Section 7.4(a) of Exhibit C, Optional Forms Benefits, is amended in its entirety as follows:

(a)                                  If the value of a Participant’s vested Accrued Benefit derived from Employer and Employee contributions exceeds $3,500, the Participant, or if the Participant is married, the Participant with the consent of the Participant’s Spouse, may elect not to receive his or her Vested Accrued Benefit in the automatic form of payment described above and may direct the Trustees to distribute the Participant’s Vested Accrued Benefit in one or more of the following modes of payment:

(1)           Single Life Annuity;

(2)           Single Life Annuity with five years certain;

(3)           Single Life Annuity with ten years certain;

(4)           Fifty percent (50%) Joint and Survivor Annuity;

(5)           One hundred percent (100%) Joint and Survivor Annuity;

(6)           Fifty percent (50%) Joint and Survivor Annuity with a five (5) or ten (10) year certain period;

(7)           One hundred percent (100%) Joint and Survivor Annuity with a five (5) or ten (10) year certain period.

A Participant entitled to a benefit under the Insilco Plan must choose the same form of benefit under the Plan as under the Insilco Plan.

AMPHENOL CORPORATION

BY:	/s/ Edward C. Wetmore
Edward C. Wetmore
Its: Secretary and General Counsel